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                                                                   Exhibit 10.34


                       TERMINATION OF OWENS-ILLINOIS, INC.
                             EXECUTIVE SAVINGS PLAN


      Pursuant to authority reserved to the Board of Directors of Owens-Illinois, Inc. (the "COMPANY") and duly delegated to the undersigned officer of the Company under the Owens-Illinois, Inc. Executive Savings Plan (the "PLAN"), the following actions are hereby taken:

      1. The Plan is terminated, effective on or as of the close of business on November 30, 2000.

      2. The appropriate officers and employees of the Company are hereby authorized and directed to do all acts or things which they deem necessary or appropriate to implement the termination of the Plan in accordance with all relevant provisions thereof.


      IN WITNESS WHEREOF, this instrument has been executed by a duly authorized officer of the Company this 21st day of November, 2000.


                                 OWENS-ILLINOIS, INC.


                                 By  /s/ Thomas L. Young
                                   ---------------------------------------------
                                       Thomas L. Young,
                                       Executive Vice President, Administration,
                                       and General Counsel

Attest:


  /s/ James W. Baehren
--------------------------------------------------------------
      James W. Baehren, Secretary